June  26, 2009

Zoo Entertainment, Inc.
2121 Avenue of the Stars
Suite 2550
Los Angeles, CA 90067

Re:         Senior Secured Convertible Promissory Note

Ladies and Gentlemen:

Reference is made to that certain Amendment No. 2 (“Amendment No. 2”) to Senior Secured Convertible Promissory Note, dated as of the date hereof, by and among Zoo Entertainment, Inc. (the “Company”) and each of the holders of the Senior Secured Convertible Notes (the “Notes) identified on the signature page thereto (the “Holders”).   Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in Amendment No. 2.  Pursuant to Amendment No. 2, the parties have agreed to amend the Notes to provide that the outstanding principal amount plus accrued but unpaid interest underlying the Notes shall automatically convert into shares of Common Stock, at a conversion price of $0.20 per share on the Effective Date (as defined in Amendment No. 2).  In consideration of the execution and delivery of Amendment No. 2, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company desires to grant to the Holders certain registration rights and to make certain representations and warranties to the Holders as set forth herein.  Accordingly, the undersigned parties do hereby agree as follows:

1.             Registration Rights.

1.1           Definitions.  In addition to the terms defined elsewhere in this letter agreement, for all purposes of this letter agreement, the following terms shall have the meanings indicated in this Section 1.1:

 “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the final closing date of an Investor Sale.

“Commission” means the United States Securities and Exchange Commission.

“Effective Date” means the date that the Registration Statement is first declared effective by the Commission.

“Exchange Act" means the Securities Exchange Act of 1934, as amended.

“Filing Date” means within either 30 calendar days after receipt of Stockholder Approval, or 60 calendar days after the Closing, whichever is later.

“Indemnifying Party” has the meaning set forth in Section 1.5(c).

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys’ fees.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means shares of Common Stock issuable upon conversion of the Notes; provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, however, that shares of Common Stock shall cease to be Registrable Securities upon any permitted sale of such shares pursuant to (i) a registration statement filed under the Securities Act, or (ii) Rule 144 promulgated under the Securities Act.

“Registration Statement” means each registration statement required to be filed under this Section 1, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Required Effectiveness Date” means within 90 calendar days after the Filing Date, or within 180 calendar days after the Filing Date in the event the Registration Statement is reviewed by the Commission.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act" means the Securities Act of 1933, as amended.

“Selling Stockholder Questionnaire” means a questionnaire as may reasonably be adopted by the Company from time to time.

“Stockholder Approval” means the approval by the stockholders of the Company of an amendment to the Company’s Certificate of Incorporation authorizing a sufficient number of shares of Common Stock to permit the conversion of the Notes into shares of Common Stock.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the NYSE, the NYSE Amex, the NASDAQ Stock Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this letter agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Empire Stock Transfer, Inc., or any successor transfer agent for the Company.

1.2         Registration Statement.

(a)           As promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the Exchange Act).

(b)           Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than five (5) Trading Days following the date that the Selling Stockholder Questionnaire is provided by the Company to the Holder. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this letter agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date.  Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts at the expense of the Holder who failed to return the Selling Stockholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 1.2(b) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(c)           The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that all shares of Common Stock covered by such Registration Statement have been sold or that all shares of Common Stock that would otherwise be covered by such Registration Statement can be resold by a Holder, with respect to such Holder’s shares, without restriction (including volume limitations) pursuant to Rule 144 of the Securities Act (the “Effectiveness Period”); provided that, notwithstanding the foregoing, so long as a Holder’s securities represent 7.5% or more of the Company’s outstanding securities, that Holder’s shares of Common Stock will continue to be covered by such Registration Statement until such time as such Holder’s shares of Common Stock no longer represent at least 7.5% of the Company’s outstanding securities; provided further that, upon notification by the Commission that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Registration Statement within five (5) Trading Days after receipt of such notice and request that it become effective on 4:00 p.m. New York City time on the Effective Date and file a prospectus supplement for any Registration Statement, whether or not required under Rule 424 (or otherwise), by 9:00 a.m. New York City time the day after the Effective Date.  For purposes of clarification, in the event an individual Holder is able to resell such Holder’s shares of Common Stock without restriction (including volume limitations) pursuant to Rule 144 of the Securities Act, the Company shall not have any obligation to keep the Registration Statement continuously effective to cover the resale of such Holder’s shares of Common Stock.

(d)           The Company shall notify the Holders in writing promptly (and in any event within five Trading Days) after receiving notification from the Commission that the Registration Statement has been declared effective.

(e)           Notwithstanding anything in this letter agreement to the contrary, after sixty (60) consecutive Trading Days of continuous effectiveness of the initial Registration Statement filed and declared effective pursuant to this letter agreement, the Company may, by written notice to the Holders, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Holders immediately cease the sale of shares of Common Stock pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material merger, acquisition or sale and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (B) it is in the best interests of the Company to suspend sales under such registration at such time.  Upon receipt of such notice, each Holder shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Holder is advised in writing by the Company that the current Prospectus or amended Prospectus, as applicable, may be used.  In no event, however, shall this right be exercised to suspend sales beyond the period during which (in the good faith determination of the Company’s Board of Directors) the failure to require such suspension would be materially detrimental to the Company.  The Company’s rights under this Section 1.2(e) may be exercised for a period of no more than 20 Trading Days at a time and not more than once in any twelve-month period.  Immediately after the end of any suspension period under this Section 1.2(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Holders to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

(f)           If for any reason the Commission does not permit all of the Registrable Securities to be included in the Registration Statement filed pursuant to this Section 1.2, or for any other reason any Registrable Securities are not permitted by the Commission to be included in a Registration Statement filed under this Agreement, then the Company shall prepare and file as soon as possible after the date on which the Commission shall indicate as being the first date or time that such filing may be made, an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.  The Company shall cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effective Date, and shall use its best efforts to keep such Registration Statement effective under the Securities Act during the entire Effectiveness Period.

(g)           Notwithstanding anything to the contrary contained in this Agreement, in the event the Commission determines any Registration Statement filed pursuant to this Agreement (i) constitutes a primary offering of securities by the Company or (ii) requires any Holder to be named as an underwriter and such Holder does not consent to being so named as an underwriter in such Registration Statement, the Company may reduce, on a pro rata basis, the total number of Registrable Securities to be registered on behalf of each such Holder, and the failure to include such Registrable Securities in any Registration Statement shall not cause the Company to be required to pay any penalty, financial or otherwise.  The pro rata adjustment will reduce all Registrable Securities other than those issued pursuant to that certain Mutual Settlement, Release and Waiver Agreement, as amended, dated as of June 18, 2009, by and among the Company, Zoo Games, Inc., Zoo Publishing, Inc. and the individual plaintiffs set forth therein.  In the event of any such reduction in Registrable Securities, the affected Holders shall have the right to require, upon delivery of a written request to the Company signed by the Holders of at least a majority of the Registrable Securities then outstanding, the Company to file a registration statement within 90 days of such request subject to any restrictions imposed by Rule 415, until such time as: (i) all Registrable Securities have been registered pursuant to an effective Registration Statement, (ii) the Registrable Securities may be resold without restriction (including volume limitations) pursuant to Rule 144 of the Securities Act or (iii) the Holder agrees to be named as an underwriter in any such Registration Statement.

1.3          Registration Procedures.  In connection with the Company’s registration obligations hereunder, the Company shall:

 (a)            (i) Subject to Section 1.2(e), prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible (except to the extent that the Company reasonably requires additional time to respond to accounting comments), to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(b)           Notify the Holders as promptly as reasonably possible, and (if requested by the Holders confirm such notice in writing no later than two Trading Days thereafter, of any of the following events:  (i) the Commission notifies the Company whether there will be a “review” of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement; (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)           Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(d)           If requested by a Holder, provide such Holder without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(e)           (i) In the time and manner as may be required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to each Holder evidence of such listing; and (iv) during the Effectiveness Period, maintain the listing of such shares of Common Stock on each such Trading Market, as applicable.

(f)           Prior to any public offering of Registrable Securities, use its reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g)           Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this letter agreement and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as any such Holders may reasonably request.

(h)           Upon the occurrence of any event described in Section 1.3(b)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)           Cooperate with any reasonable due diligence investigation undertaken by the Holders in connection with the sale of Registrable Securities, including, without limitation, by making available documents and information; provided that the Company will not deliver or make available to any Holder material, nonpublic information unless such Holder requests in advance in writing to receive material, nonpublic information and agrees to keep such information confidential.

(j)           Comply with all rules and regulations of the Commission applicable to the registration of the Registrable Securities.

(k)           It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this letter agreement with respect to the Registrable Securities of any particular Holder that such Holder furnish to the Company information regarding itself, the Registrable Securities and other shares of Common Stock held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall complete and execute such documents in connection with such registration as the Company may reasonably request.

(l)           The Company shall comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to make available a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

1.4           Registration Expenses.  The Company shall pay all fees and expenses incident to the performance of or compliance with Section 1 of this letter agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses, if applicable (including without limitation expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this letter agreement, and (f) all listing fees to be paid by the Company to the Trading Market, if applicable.

1.5         Indemnification

(a)           Indemnification by the Company.  The Company shall, notwithstanding any termination of this letter agreement, indemnify and hold harmless each Holder, the officers, directors, partners, members, agents and employees of each of them, each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of Company prospectus or in any amendment or supplement thereto or in any Company preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder  for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Holder in writing expressly for use in the Registration Statement, or (ii) with respect to any prospectus, if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company to the Holder, and the Holder seeking indemnity hereunder was advised in writing not to use the incorrect prospectus prior to the use giving rise to Losses.

(b)           Indemnification by Holders.  Each Holder shall, severally and not jointly, indemnify and hold harmless the Company and its directors, officers, agents and employees to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of  such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act, or any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, but only to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished to the Company by such Holder in writing expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the information provided by the Holder to the Company in the Selling Stockholder Questionnaire and other information provided by the Holder to the Company in or pursuant to the Transaction Documents constitutes information reviewed and expressly approved by such Holder in writing expressly for use in the Registration Statement), such Prospectus or such form of prospectus or in any amendment or supplement thereto.  In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this letter agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of separate counsel shall be at the expense of the Indemnifying Party).  It shall be understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding (including separate Proceedings that have been or will be consolidated before a single judge) be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 20 Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)           Contribution.  If a claim for indemnification under Sections 1.5(a) or  (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 1.5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 1.5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceed the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

1.6    Dispositions.  Each Holder agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell its Registrable Securities in accordance with the plan of distribution set forth in the Prospectus.  Each Holder further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 1.3(b)(v), (vi) or (vii), such Holder will discontinue disposition of such Registrable Securities under the Registration Statement until such Holder is advised in writing by the Company that the use of the Prospectus, or amended Prospectus, as applicable, may be resumed.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph. Each Holder, severally and not jointly with the other Holders, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in Section 2 is predicated upon the Company’s reliance that the Holder will comply with the provisions of this subsection. Both the Company and the Transfer Agent, and their respective directors, officers, employees and agents, may rely on this subsection.

1.7    Piggy-Back Registrations.  If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder not then eligible to sell all of their Registrable Securities under Rule 144 in a three-month period, written notice of such determination and if, within ten days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered.  Notwithstanding the foregoing, in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Holder has requested inclusion hereunder as the underwriter shall permit; provided, however, that (i) the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities and (ii) after giving effect to the immediately preceding proviso, any such exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities and the holders of other securities having the contractual right to inclusion of their securities in such Registration Statement by reason of demand registration rights, in proportion to the number of Registrable Securities or other securities, as applicable, sought to be included by each such Holder or other holder.  If an offering in connection with which a Holder is entitled to registration under this Section 1.7 is an underwritten offering, then each Holder whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this letter agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering and shall enter into an underwriting agreement in a form and substance reasonably satisfactory to the Company and the underwriter or underwriters.

 2. Legends.  Certificates evidencing the Common Stock will contain the following legend until no longer required:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

3.  Representations of the Company.  The Company hereby makes the following representations and warranties to each Holder:

(a)           The Company has not waived or amended any provision contained in the warrants issued by the Company to certain Holders in connection with that certain Note Purchase Agreement, dated as of July 7, 2008, as subsequently amended on July 15, 2008, July 31, 2008 and August 12, 2008, pursuant to which the Company consummated a financing to raise $9,000,000 through the sale of Notes to certain investors, and the issuance to such investors of warrants to purchase an aggregate of 8,181,818 shares of Common Stock, or those warrants issued by the Company to certain Holders in connection with that certain Note Purchase Agreement, dated as of September 26, 2008, pursuant to which the Company consummated a second financing to raise $1,400,000 through the sale of Notes to certain investors, and the issuance to such investors of warrants to purchase an aggregate of 1,272,727 shares of Common Stock.

(b)           In connection with the transactions contemplated by Amendment No. 2, the Company is not issuing any additional equity securities to the Holders, except for the issuance of Common Stock to the Holders upon conversion of the Notes or the issuance to Holders of any equity or other securities in connection with such Holder’s participation in an Investor Sale.

4.            Governing Law; Jurisdiction.  This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware governing contracts to be made and performed therein without giving effect to principles of conflicts of law, and with respect to any dispute arising out of this letter agreement, each party hereby consents to the exclusive jurisdiction of the courts sitting in the State of Delaware.  Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and each party further agrees not to bring any action or proceeding arising out of or relating to this letter agreement in any other court.

7.            Counterparts.   This letter agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

8.             Assignment. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holders. Any Holder may assign any or all of its rights under this letter agreement to any person to whom such Holder assigns or transfers any shares of Common Stock issuable upon conversion of the Notes, provided such transferee agrees in writing to be bound, with respect to the transferred shares of Common Stock, by the provisions hereof that apply to the Holders.  This letter agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

9.             Further Assurances.   The Holder will execute and deliver to the Company any writings and do all things necessary or reasonably requested by the Company to carry into effect the provisions and intent of this letter agreement.

10.           Miscellaneous.   This letter agreement supersedes all prior agreements and sets forth the entire understanding among the parties hereto and thereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings relating to the subject matter hereof and thereof.  If any provision of this letter agreement shall be held to be illegal, invalid or unenforceable, then such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this letter agreement, and this letter agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

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IN WITNESS WHEREOF, the undersigned have executed this letter agreement as of the dates set forth below.

HOLDERS:

TRINAD CAPITAL MASTER FUND, LTD.

By:	/s/ Robert S. Ellin
Name:	Robert S. Ellin
Title:	Managing Director of
Trinad Management, LLC, its Manager

BACK BAY LLC

By: /s/ Howard Smuckler
Name: Howard Smuckler
Title: Chief Financial Officer

CIPHER 06 LLC

By: ________________________________
Name: ________________________________
Title: ________________________________

SOUNDPOST CAPITAL, LP

By: ________________________________
Name: ________________________________
Title: ________________________________

SOUNDPOST CAPITAL OFFSHORE LTD.

By: ________________________________
Name: ________________________________
Title: ________________________________

TRINAD MANAGEMENT, LLC

By: /s/ Robert S. Ellin
Name: Robert S. Ellin
Title: Managing Director

[Additional Signature Page Follows]

S.A.C. VENTURE INVESTMENTS, LLC
By: /s/ Peter A Nussbaum
Name: Peter A. Nussbaum
Title: Authorized Signatory

SANDOR CAPITAL MASTER FUND LP

By: /s/ John S. Lemak
Name: John S. Lemak
Title: John S. Lemak

/s/ John S. Lemak
John S. Lemak

Accepted and Agreed:

COMPANY:

ZOO ENTERTAINMENT, INC.

By:/s/ David Fremed
Name: David Fremed
Title: Chief Financial Officer